UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[ ]	Soliciting Material Pursuant to §240.14a-12

BOXLIGHT CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Boxlight Corporation

1045 Progress Circle

Lawrenceville, Georgia 30043

Dear Shareholders:

Thank you for your tremendous support during this exciting time as a company for Boxlight. We have experienced a significant transition since our 2016 merger of Mimio and the Boxlight Group, and our subsequent IPO in 2017. Since that time, we have attracted a tremendous leadership team, assembled a global sales channel, developed and refined our award-winning solutions, and closed several additional acquisitions including Qwizdom, EOS Education, Modern Robotics, Robo3D, Sahara Presentation Systems and Interactive Concepts.

Although we are headquartered in Atlanta, Georgia, we are a global company with nearly 200 employees, including more than 100 employees positioned throughout Europe in the U.K., Germany, Holland, Sweden, Finland and Belgium. We are also supported by thousands of representatives across the world through more than 1,000 distributors and reseller partners, which promote our range of solutions to the education, corporate and government sectors. For the fourth quarter of 2020, we generated approximately 64% of our sales in EMEA, 30% in the Americas and 6% in the rest of the world.

To date, our solutions have been sold into over 1.2 million classrooms globally including New York City Public Schools, Broward County Public Schools, San Diego Unified School District, Montgomery County Public Schools, Atlanta Public Schools, Academies Enterprise Trust in England and the Ministry of Education in Jalisco, Mexico, among others.

Despite the COVID-19 pandemic that has disrupted traditional communication in both education and enterprise environments, the market for our interactive solutions is robust and growing with increasing order volumes and an unprecedented sales pipeline. Education systems, in particular, are accessing large budget allocations for technology upgrades and software platforms, supplemented by substantial government funding, as they outfit classrooms with solutions for virtual, hybrid and traditional learning.

For those who have personally struggled as a result of the COVID-19 virus, my heart goes out to you. My family has been impacted, including the loss of a loved one, and I wish for you and your families to stay safe and healthy. As we beat this virus, we must also nurture our social and emotional well-being, as well as the that of our young people. We have a responsibility to ensure our children are properly progressing in their development and education. That includes, as it is safe to do so, having our students back in traditional classrooms where they learn best.

I’m proud of the social impact we provide as a company, including our mission of supporting educators with solutions to drive student outcomes. Nothing is more powerful than education to improve our lives, regardless of our situation. When we are empowered with tools to create a more fulfilling future for ourselves and our families, we increase our capacity to contribute to our communities and beyond. I am especially passionate about our initiatives to encourage minorities and women to pursue STEM (science, technology, engineering and math) education, where they are significantly underrepresented. STEM careers provide higher wages, a greater number of opportunities and increased potential for upward mobility than most other career choices.

We recently provided our fourth quarter 2020 results, exceeding our guidance, and reported record orders of $33 million, revenues of $32 million, the largest sales pipeline in our history, positive Adjusted EBITDA and a strong balance sheet. Additionally, we committed to revenue guidance for the first quarter of 2021 of $28 million and noted that Q1 is seasonally slow, historically accounting for less than 20% of our annual revenue. I’m happy to report that we had a better than expected first quarter and have lifted our guidance to $31 million in revenue.

I accepted the CEO role on March 20th of last year — at our most challenging time as a company. The COVID-19 crisis was escalating and creating tremendous uncertainty, we were sustaining negative cash flows and we were struggled struggling with a challenged balance sheet. Additionally, on my first day as CEO, our stock hit a 52-week low of $0.33 among other challenges. Faced with the need to make immediate and daunting decisions, in that first week we made massive reductions to our operating budget including reducing our staff by 30% — one of the most difficult decisions of my professional career.

I am very proud of the progress we have made since that time, which is a testament to our tremendous leadership team and dedicated employees.

As a company, we are capitalizing on both an expanding market and our unique industry position, driving double-digit revenue growth and taking market share from our competitors. Our vision is to be the leader in our market globally, and we are committed to realize realizing that vision in a short number of years.

Sincerely,

/s/ Michael Pope

Michael Pope

Chairman & CEO

Boxlight Corporation

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Boxlight Corporation

1045 Progress Circle

Lawrenceville, Georgia 30043

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held on June 11, 2021

TO THE STOCKHOLDERS OF BOXLIGHT CORPORATION:

The Annual Meeting of the stockholders of Boxlight Corporation, a Nevada corporation (“Company”), will be held on June 11, 2021, at 11:00 a.m. (EST), at the offices of the Company, located at 1045 Progress Circle, Lawrenceville, Georgia 30043, for the following purposes:

1.	To elect seven (7) directors.

2.	To ratify appointment of Dixon Hughes Goodman LLP, as Company’s independent accountants, for the fiscal year ending December 31, 2021.

3.	To adopt a new equity incentive plan, the Boxlight Corporation 2021 Equity Incentive Plan (the “Plan”) and authorize for issuance a total of 5,000,000 shares of Class A Common Stock pursuant to the terms of the Plan.

4.	To approve (on an advisory basis) the Company’s executive compensation.

5.

To ratify and approve the acquisition of 100% of the share capital of Sahara Holdings Ltd., which shall include, without limitation, (a) approval of the potential issuance upon conversion of shares of Preferred Stock in partial consideration for the acquisition that my result in the issuance of in excess of 20% of the Company’s Class A Common Stock, and (b) the ratification of the redemption of the Series B preferred stock and the conversion of the Series C preferred stock into Class A common stock.

6.	To transact any other business as may properly be presented at the Annual Meeting or any adjournment thereof.

A proxy statement providing information and a form of proxy to vote with respect to the foregoing matters accompany this notice.

By Order of the Board of Directors,

/s/ Michael Pope
Michael Pope
Chief Executive Officer

Dated: April 27, 2021

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IMPORTANT

Whether or not you expect to attend the Annual Meeting, please complete, date, and sign the accompanying proxy, and return it promptly in the enclosed return envelope or follow the instructions contained in the Notice of Availability of Proxy Materials to vote on the Internet or by telephone. If you grant a proxy, you may revoke it at any time prior to the Annual Meeting and will still have the opportunity to vote in person at the Annual Meeting.

PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian or other nominee holder cannot vote your shares in the election of directors unless you direct the nominee holder how to vote by marking your proxy card.

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Boxlight Corporation

1045 Progress Circle

Lawrenceville, Georgia 30043

PROXY STATEMENT

for

Annual Meeting of Stockholders

to be held on June 11, 2021

PROXY SOLICITATION

The Company is soliciting proxies on behalf of the Board of Directors in connection with the Company’s annual meeting of stockholders on June 11, 2021, and at any adjournment thereof. The Company will bear the entire cost of preparing, assembling, printing and mailing this Proxy Statement, the accompanying proxy card, and any additional materials that may be furnished to stockholders. Broadridge Financial Solutions, Inc. has been engaged to solicit proxies and distribute materials to brokers, banks, custodians, and other nominee holders for forwarding to beneficial owners of the Company’s stock, and the Company will pay Broadridge Financial Solutions, Inc. for these services and reimburse certain of its expenses in addition, the Company will reimburse nominee holders their forwarding costs. Proxies also may be solicited through the mail or direct communication with certain stockholders or their representatives by Company officers, directors or employees, who will receive no additional compensation for their efforts.

On or about April 29, 2021, the Company will mail to all stockholders of record, as of April 15, 2021 (the “Record Date”), a Notice of Availability of Proxy Materials (the “Notice”). Please carefully review the Notice for information on how to access the Notice of Annual Meeting, Proxy Statement, proxy card and Annual Report at www.proxyvote.com, in addition to instructions on how you may request to receive a paper or email copy of these documents. There is no charge to you for requesting a paper copy of these documents.

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GENERAL INFORMATION ABOUT VOTING

Who can vote?

You can vote your shares of Class A Common Stock if our records show that you owned the shares on the Record Date. As of the close of business on the Record Date, a total of shares of Class A Common Stock are entitled to vote at the Annual Meeting. Each share of Class A Common Stock is entitled to one vote on all matters presented at the Annual Meeting.

How do I vote by proxy?

If you have received a printed copy of these materials by mail, you may simply complete, sign and return your proxy card. If you did not receive a printed copy of these materials by mail and are accessing them on the Internet, you may simply follow the instructions below to submit your proxy on the Internet.

What if I received a Notice of Availability of proxy materials?

In accordance with rules and regulations adopted by the Securities and Exchange Commission (the “SEC”), instead of mailing a printed copy of our proxy materials to each stockholder of record, we may now furnish proxy materials to our stockholders on the Internet. If you received a Notice by mail, you will not receive a printed copy of the proxy materials. Instead, the Notice will instruct you as to how you may access and review all of the important information contained in the proxy materials. The Notice also instructs you as to how you may submit your proxy on the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, including a proxy card, you should follow the instructions for requesting such materials included in the Notice.

How do I cast my vote?

If your shares of Boxlight Class A common stock are held by a broker, bank, or other nominee (in “street name”), you will receive instructions from them on how to vote your shares. If your shares are held by a broker and you do not give the broker specific instructions on how to vote your shares, your broker may vote your shares at its discretion on “routine” matters to be acted upon at the annual meeting. However, your shares will not be voted on any “non-routine” matters. An absence of voting instructions on any “non-routine” matters will result in a “broker non-vote.”

The only “routine” matter to be acted upon at the annual meeting is:

●	Proposal 2: Ratification of the appointment of Dixon Hughes Goodman LLP as the Company’s independent auditor for fiscal year 2021.

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All other matters to be acted upon at the annual meeting are “non-routine” matters. As such, if you hold all or any portion of your shares in street name and you do not give your broker or bank specific instructions on how to vote your shares, your shares will not be voted on the following “non-routine” matter:

●	Proposal 1: Election of the seven directors named in this proxy statement.
●	Proposal 3: To adopt a new equity incentive plan, the Boxlight Corporation 2021 Equity Incentive Plan (the “Plan”) and authorize for issuance a total of 5,000,000 shares of Class A Common Stock pursuant to the terms of the Plan.
●	Proposal 4: To approve (on an advisory basis) the Company’s executive compensation.
●

Proposal 5: To ratify and approve the acquisition of 100% of the share capital of Sahara Holdings Ltd., which shall include, without limitation, (a) approval of the potential issuance upon conversion of shares of Preferred Stock in partial consideration for the acquisition that my result in the issuance of in excess of 20% of the Company’s Class A Common Stock, and (b) the ratification of the redemption of the Series B preferred stock and the conversion of the Series C preferred stock into Class A common stock.

If you hold shares of Boxlight Class A common stock in your own name (as a “stockholder of record”), you may vote your shares in person at the Annual Meeting, and we will give you a ballot when you arrive. If you do not attend the Annual Meeting, you may instruct the Company on how to vote your shares:

●	over the internet, by following the instructions provided in the Notice; or

●	if you requested to receive printed proxy materials:

●	by scanning the QR code on the enclosed proxy card with your mobile device (specific directions for using the mobile voting system are shown on the proxy card);

●	by using the toll-free telephone number listed on the enclosed proxy card (specific directions for using the telephone voting system are included on the proxy card); or

●	by marking, signing, dating, and returning the enclosed proxy card in the postage-paid envelope provided.

When using internet, mobile device, or telephone voting, the voting systems will verify that you are a stockholder through the use of a “company number” for Boxlight and a unique “control number” for you.

Whichever method you use to transmit your instructions, your shares of Boxlight Class A Common Stock will be voted as you direct. If you designate the proxies named on the proxy card to vote on your behalf, but do not specify how to vote your shares, they will be voted as follows:

●	Proposal 1: FOR ALL NOMINEES for the election of directors;

●	Proposal 2: FOR the ratification of the appointment of EY as the Company’s independent auditor for fiscal year 2021;

●	Proposal 3: FOR the adoption of a new equity incentive plan, the Boxlight Corporation 2021 Equity Incentive Plan (the “Plan”) and authorize for issuance a total of 5,000,000 shares of Class A Common Stock pursuant to the terms of the Plan;

●	Proposal 4: FOR the approval (on an advisory basis) the Company’s executive compensation;

●	Proposal 5: FOR the ratification and approval of the acquisition of 100% of the share capital of Sahara Holdings Ltd., which shall include, without limitation, (a) approval of the potential issuance upon conversion of shares of Preferred Stock in partial consideration for the acquisition that my result in the issuance of in excess of 20% of the Company’s Class A Common Stock, and (b) the ratification of the redemption of the Series B preferred stock and the conversion of the Series C preferred stock into Class A common stock.

●	In accordance with the judgment of the persons voting the proxy on any other matter properly brought before the meeting.

If you vote in advance using one of the methods described above, then you may still attend and vote at the meeting. Please see Revoking a Proxy below for additional details.

If you vote your proxy, your vote must be received by 11:59 p.m. U.S. Eastern Standard Time on June 10, 2021 in order for your vote to be counted.

What if other matters come up at the Annual Meeting?

The matters described in this proxy statement are the only matters we know of that will be voted on at the Annual Meeting. If other matters are properly presented at the meeting, the proxy holders will vote your shares as they see fit.

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Can I change my vote after I return my proxy card?

Yes. You can revoke your proxy at any time before it is exercised at the Annual Meeting in any of three ways:

●	by submitting written notice revoking your proxy card to the Secretary of the Company;

●	by submitting another proxy via the Internet or by mail that is dated after your original proxy vote and, if by mail, it is properly signed; or

●	by voting in person at the Annual Meeting.

Can I vote in person at the Annual Meeting rather than by completing the proxy card?

Although we encourage you to complete and return the proxy card or vote by proxy on the Internet to ensure that your vote is counted, you can attend the Annual Meeting and vote your shares in person.

Who pays for this proxy solicitation?

We do. In addition to sending you these materials and posting them on the Internet, some of our employees may contact you by telephone, by mail, by fax, by email or in person. None of these employees will receive any extra compensation for doing this. We may reimburse brokerage firms and other custodians for their reasonable out-of-pocket costs in forwarding these proxy materials to stockholders.

Why are we seeking stockholder approval for these proposals?

Proposal No. 1: The Nevada Revised Statutes, as amended, and the rules of the NASDAQ Stock Market require corporations to hold elections for directors each year.

Proposal No. 2: The Company appointed Dixon Hughes Goodman LLP to serve as the Company’s independent auditors for the 2021 fiscal year. The Company elects to have its stockholders ratify such appointment.

Proposal No. 3: The rules of the NASDAQ Stock Market require corporations to seek stockholder approval in order to adopt new equity incentive plans and increase shares available for issuance pursuant to such plans. At present, the Company does not have an adequate number of shares available to provide for our equity compensation awards and, as such, we must seek stockholder approval in order to adopt the Boxlight Corporation 2021 Equity Incentive Plan, which was approved by our board of directors effective April 12, 2021.

Proposal No. 4: We are providing our shareholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules. This proposal, which is commonly referred to as “say-on-pay,” is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which added Section 14A to the Exchange Act.

Proposal No. 5: The Rules of the NASDAQ Stock Market require stockholder approval prior to the Company’s actual or potential issuance of 20% or more of the Company’s outstanding common stock as consideration for the acquisition of the stock or assets of another entity. On September 24, 2020, we completed the acquisition of Sahara Holdings Ltd., a U.K. company (“Sahara”), pursuant to which we issued a total of 1,586,620 shares of Series B convertible redeemable preferred stock and1,320,850 shares of Series C convertible preferred stock. While we are uncertain of the exact timing at which conversion will occur (as will be described in more detail below), in the event that both the Series B and Series C shares are converted into our Class A Common Stock, such stock will equal in excess of 20% of our presently outstanding Class A Common Stock. Accordingly, we are seeking stockholder ratification and approval of the acquisition of 100% of the share capital of Sahara Holdings Ltd., which shall include, without limitation, (a) approval of the potential issuance upon conversion of shares of Preferred Stock in partial consideration for the acquisition that my result in excess of 20% of the Company’s Class A Common Stock, and (b) the ratification of the redemption of the Series B preferred stock and the conversion of the Series C preferred stock into Class A common stock.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 22, 2021, certain information with respect to the beneficial ownership of our Class A Common Stock, by each beneficial owner of more than 5% of the Company’s Class A Common Stock, each director and each named executive officer and all directors and executive officers of the Company as a group, except as qualified by the information set forth in the Footnotes to this table. As of April 22, 2021, there were 56,810,131 shares of our Class A Common Stock were issued and outstanding, not including options or warrants which have yet to be exercised.

Unless otherwise noted, the address for each director and executive officer is c/o Boxlight Corporation, 1045 Progress Circle, Lawrenceville, Georgia 30043.

Name of Beneficial Owner	Number		Percentage
Named Executive Officers
Michael Pope	1,185,087	(1)	2.09%
Henry(“Hank”) Nance	775,095	(2)	1.37%
Mark Starkey	105,000	(3)	*
Patrick Foley	25,000	(4)	*
Directors
James Mark Elliott	886,029	(5)	1.56%
Dale Strang	141,183	(6)	*
Rudolph F. Crew	103,038	(7)	*
Tiffany Kuo	65,662	(8)	*
Charles P. Amos	40,761	(9)	*
R. Wayne Jackson	40,761	(10)	*
All Directors and Executive Officers as a Group (10 persons)	3,367,616		5.94%

Beneficial Owners of 5% or More of Our Outstanding Common Stock
Amagic Holographics, Inc.	5,404,981		9.53%

* Less than one percent

(1) Includes 287,942 shares of Class A Common Stock, 408,334 shares of Class A Common Stock issuable upon exercise of a stock option, 270,000 shares of Class A Common Stock issuable upon exercise of a warrant, and 218,811 shares of Class A restricted shares that have vested or become vested within 60 days.

(2) Includes 122,741 shares of Class A Common Stock and 652,354 Class A Common Stock issuable upon exercise of a stock option.

(3) Includes 92,500 shares of Class A Common Stock, and restricted stock units that will vest and be converted into 12,500 shares of Class A Common Stock within 60 days.

(4) Includes 12,500 shares of Class A Common Stock, and restricted stock units that will vest and be converted into 12,500 shares of Class A Common Stock within 60 days.

(5) Includes 202,235 shares of Class A Common Stock, 677,675 Class A Common Stock issuable upon exercise of a stock option, and restricted stock units that will vest and be converted into 6,119 shares of Class A Common Stock within 60 days.

(6) Includes 135,417 Class A Common Stock issuable upon exercise of a stock option, and restricted stock units that will vest and be converted into 5,766 shares of Class A Common Stock within 60 days.

(7) Includes 53,000 shares of Class A Common Stock, 44,272 shares of Class A Common Stock issuable upon exercise of a stock option, and restricted stock units that will vest and be converted into 4,271 shares of Class A Common Stock within 60 days.

(8) Includes 59,896 Class A Common Stock issuable upon exercise of a stock option, and restricted stock units that will vest and be converted into 5,766 shares of Class A Common Stock within 60 days.

(9) Includes 27,174 shares of Class A Common Stock, and restricted stock units that will vest and be converted into 13,587 shares of Class A Common Stock within 60 days.

(10) Includes 27,174 shares of Class A Common Stock, and restricted stock units that will vest and be converted into 13,587 shares of Class A Common Stock within 60 days.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

Nominees of the Board of Directors

The Board of Directors has nominated the persons identified below for election as directors, to serve until the next annual meeting or their successors have been elected and qualified. If any nominee becomes unavailable for election, which is not expected, the persons named in the accompanying proxy card intend to vote for any substitute whom the Board nominates.

Name	Age	Position(s)
Michael Pope	40	Chief Executive Officer and Director
James Mark Elliott	68	Chief Commercial Officer and Director
Tiffany Kuo	31	Non-Executive Director
Rudolph F. Crew	70	Independent Director (1) (2) (3)
Dale Strang	61	Independent Director (1) (2) (3)
R. Wayne Jackson	64	Independent Director (1) (2)
Charles P. Amos	54	Independent Director (3)

(1)	Member of the Audit Committee.

(2)	Member of the Compensation Committee.

(3)	Member of the Nominating and Corporate Governance Committee.

The business experience during at least the last five years of our officers and directors is as follows:

Michael Pope, Chief Executive Officer and Director

Mr. Pope has served as our Chief Executive Officer and Chairman since March 20, 2020 and has been an executive officer since July 15, 2015 and a director since September 18, 2014. Mr. Pope previously served as Managing Director at Vert Capital, a private equity and advisory firm from October 2011 to October 2016, managing portfolio holdings in the education, consumer products, technology and digital media sectors. Prior to joining Vert Capital, from May 2008 to October 2011, Mr. Pope was Chief Financial Officer and Chief Operating Officer for the Taylor Family in Salt Lake City, managing family investment holdings in consumer products, professional services, real estate and education. Mr. Pope also held positions including senior SEC reporting at Omniture (previously listed on Nasdaq and acquired by Adobe (Nasdaq: ADBE) in 2009) and Assurance Associate at Grant Thornton. He holds an active CPA license and serves on the boards of various organizations including Focus Universal, Inc. (OTCQB: FCUV) since June 18, 2018 and Novo Integrated Sciences, Inc. (Nasdaq: NVOS) since January 26, 2021. Mr. Pope also served as a director of DS Healthcare Group, Inc. (previously registered under Section 12(g) of the Securities Exchange Act of 1934, as amended) from April 2015 to April 2016. Mr. Pope earned his undergraduate and graduate degrees in accounting from Brigham Young University with academic honors. Our board of directors believes Mr. Pope’s industry and leadership experience, as well as his extensive finance and operations experience, uniquely position him to lead the Company through its next phase of growth.

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James Mark Elliott, Chief Commercial Officer and Director

Mr. Elliott has served as a director of the Company since September 18, 2014. He served as our Chief Commercial Officer from January 13, 2020 to January 12, 2021, and as our Chief Executive Officer from September 18, 2014 until January 13, 2020. From 2012 to date, Mr. Elliott has also served as the President of Genesis. Effective June 15, 2017 Genesis was dissolved and merged into Boxlight. From 2005 through 2012, he was the President of Promethean, Inc., a manufacturer and distributor of whiteboards and interactive learning devices and led the team that grew Promethean in the Americas from $5 million in revenue to $250 million, with over 1,300,000 interactive whiteboards installed around the world. Throughout his career, Mr. Elliott has held senior executive roles, including president, senior vice president or director roles with Apple Computer, Lawson Software, E3 Corporation, PowerCerv Technologies, Tandem Computers, and Unisys/Burroughs. Mr. Elliott received a BBA in Economics from the University of North Georgia and a Master of Science degree in Industrial Management from Georgia Institute of Technology. Based on Mr. Elliott’s position as the chief executive officer of both the Company and Genesis, and his executive level experience in interactive learning devices and computer technology industries, our board of directors believes that Mr. Elliott has the appropriate set of skills to serve as a member of the board.

Tiffany Kuo, Non-Executive Director

Mrs. Kuo has been a director of our Company since September 18, 2014. Mrs. Kuo has a wide variety of experiences including product strategy for Microsoft Research, life sciences consulting for Deloitte Consulting (2011-2014, 2017-2020), co-founding a Personalized Medication start-up Multiply Labs (2015-2017), and product portfolio planning for Microsoft Healthcare (2020-present). Ms. Kuo graduated from Rice University with a Bachelor of Science and Masters of Science in Electrical Engineering in 2011 and holds an MBA from The Massachusetts Institute of Technology.

Rudolph F. Crew, Independent Director

Dr. Crew has been a director of our Company since April 1, 2015. Since August 2013, Dr. Crew has served as the president of Medgar Evers College. From July 2012 to July 2013, he was the chief education officer at Oregon Education Investment Board, overseeing the PK-16 system. From September 2011 to July 2012, Dr. Crew served as the president of K12 Division at Revolution Prep, a company that offers preparation courses for the SAT and ACT standardized achievement tests. Prior to that, from January 2009 to July 2013, he was a professor at USC Rossier School of Education, teaching graduate school courses. From January 2009 to September 2011, Dr. Crew also served as the president of Global Partnership Schools, an organization offers planning support services and collaborative programs to public schools and school districts. Dr. Crew received his bachelor’s degree in management from Babson College in 1972. He earned his master’s degree in urban education in 1973 and his doctoral degree in educational administration in 1978, both from the University of Massachusetts. We believe that Dr. Crew’s in-depth knowledge and extensive experience in education field make him a valuable member of our board of directors.

Dale Strang, Independent Director

Mr. Strang has been a director of our company since August 10, 2017. He has served as a Vice President, Strategic Partnerships at Johnson Controls Inc, since 2018. Previous, Mr. Strang held various senior executive positions at Healthline Media, Spin Media, Viximo, IGN and IGN/Fox. Mr. Strang has more than 25years of experience in technology and video game publishing, including 18 years at the senior management level. In addition to his executive assignments, Mr Strang has been advisor and investor to numerous start-ups and private companies in media, entertainment, technology and gaming. We believe Mr. Strang’s experience in business, M&A, marketing and technology adds considerable value add value and insight to our board of directors.

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R. Wayne Jackson, Independent Director

Mr. Jackson has been a director of our company since June 2020. From July 2015 to December 2019, Mr. Jackson served as the Chief Financial Officer of Secureworks Corp. Before joining Secureworks Corp., from May 2003 until June 2015, Mr. Jackson was a partner at PricewaterhouseCoopers, LLP, an independent registered public accounting firm (“PwC”). At PwC, Mr. Jackson was the lead engagement partner for a number of the firm’s largest public company clients before leaving the firm in June 2015. In addition, he served as the global leader of PwC’s Entertainment and Media Group from June 2004 through June 2007. Mr. Jackson also served at PwC in a variety of roles between July 1979 and January 2000, including a partner in its Entertainment, Media and Communications group from 1991 through 1999. From January 2000 to October 2002, Mr. Jackson was Chief Financial Officer and Senior Vice President of Concert Communications Services (“Concert”), a global joint venture created by AT&T Inc. and British Telecommunications plc, two global telecommunications companies. In his role as Chief Financial Officer of Concert, Mr. Jackson was responsible for all finance, treasury, budget, planning and forecast functions for the company. Mr. Jackson is a certified public accountant, and his experiences as an experienced CFO and partner at PwC qualify him as a financial expert.

Charles P. Amos, Independent Director

Mr. Amos has been a director of our company since June 2020 and is a 30-year veteran of the education market and has served in a number of leadership and board positions over that time. Most recently Mr. Amos served as the CEO of GuideK12, a K-12 education focused data analytics company from June 2012 to February of 2020. GuideK12 was acquired by Forecast 5 in February of 2020. He has been CEO of The Amos Group since August of 2007. Prior to 2008, Mr. Amos served as the CEO and Chairman of Atomic Learning (now called Hoonuit), as well as serving in sales leadership positions at Apple and EdTech, LLC. Mr. Amos received a B.S. in Business with an emphasis on finance. Mr. Amos’ 30 years of experience in the US and international K-12 market and his long track record as a successful entrepreneur makes him ideally suited to and valued as a member of our board of directors.

There are no family relationships between the directors and executive officers.

Dr. Rudy Crew, Dale Strang, R. Wayne Jackson and Charles P. Amos are our independent directors. As a Nasdaq listed company, we believe that the foregoing directors satisfy the definition of “Independent Director” under Nasdaq Rule 5605(a)(2). In making this determination, our board of directors considered the relationships that each of these non-employee directors has with us and all other facts and circumstances our board of directors deemed relevant in determining their independence. As required under applicable NASDAQ rules, we anticipate that our independent directors will meet on a regular basis as often as necessary to fulfil their responsibilities, including at least annually in executive session without the presence of non-independent directors and management.

Board Operations

All directors hold office until the next annual meeting of shareholders and until their successors have been duly elected and qualified. Directors are elected at the annual meetings to serve for one-year terms. Officers are elected by, and serve at the discretion of, the board of directors. Our board of directors shall hold meetings on at least a quarterly basis.

Mr. Pope holds the positions of Chief Executive Officer and Chairman of the board of the Company. The Board of Directors believes that Mr. Pope’s services as both chief executive officer and chairman of the board is in the best interest of the Company and its shareholders. Mr. Pope possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing us in our business and is thus best positioned to develop agendas that ensure that the board’s time and attention are focused on the most critical matters relating to the Company’s business. His combined role enables decisive leadership, ensures clear accountability, and enhances the Company’s ability to communicate its message and strategy clearly and consistently to our shareholders, employees and customers.

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The board of directors has not designated a lead director. The independent directors can call and plan their executive sessions collaboratively and, between meetings of the board, communicate with management and one another directly. Under these circumstances, the directors believe designating a lead director to take on responsibility for functions in which they all currently participate might detract from rather than enhance performance of their responsibilities as directors.

The board of directors receives regular reports from the Chief Executive Officer and members of senior management on operational, financial, legal and regulatory issues and risks. The Audit Committee of the board of directors additionally is charged under its charter with oversight of financial risk, including the Company’s internal controls, and it receives regular reports from management, the Company’s internal auditors and the Company’s independent auditors. Whenever a committee of the board receives a report involving risk identification, risk management or risk mitigation, the chairman of the committee reports on that discussion, as appropriate, to the full board during the next board meeting.

The board of directors held twelve meetings during 2020. During 2020, no director attended fewer than 75% of the meetings of the board of directors and board committees of which the director was a member.

It is the policy of the board of directors that all directors should attend the annual meetings in person or by teleconference. Last year all seven directors attended.

Board Committees

The board of directors has standing Audit, Compensation, and Nominating committees, comprised solely of independent directors. Each committee has a charter, which is available at Company’s website, www.boxlightcorp.com.

Audit Committee

According to its charter, the Audit Committee consists of at least three members, each of whom shall be a non-employee director who has been determined by the board to meet the independence requirements of NASDAQ, and also Rule 10A-3(b)(1) of the SEC, subject to the exemptions provided in Rule 10A-3(c). A copy of our Audit Committee Charter is located under the “Corporate Governance” tab on our website at www.boxlight.com. The Audit Committee members shall consist of Mr. Jackson, serving as our Audit Chair, Mr. Strang and Dr. Crew. All members of the Audit Committee are independent directors. The Audit Committee will assist the board by overseeing the performance of the independent auditors and the quality and integrity of our internal accounting, auditing and financial reporting practices. The Audit Committee is responsible for retaining (subject to stockholder ratification) and, as necessary, terminating the engagement of the independent auditors, annually reviewing the qualifications, performance and independence of the independent auditors and the audit plan, fees and audit results, and pre-approving audit and non-audit services to be performed by the auditors and their related fees. Our board of directors has determined that Mr. Jackson meets the qualifications of “audit committee financial expert,” as defined by the rules and regulations of the SEC.

The Audit Committee held five meetings during 2020.

Audit Committee Report

With respect to the audit of Company’s financial statements for the year ended December 31, 2020, the Audit Committee:

●	has reviewed and discussed the audited financial statements with management;

●	has discussed with the Company’s independent accountants the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

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●	has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent accountant the independent accountant’s independence.

Based on these reviews and discussions, the Audit Committee recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

R. Wayne Jackson, Chair

Dale Strang

Rudolph F. Crew

Compensation Committee

The Compensation Committee members are Mr. Strang, Dr. Crew and Mr. Jackson. The Compensation Committee shall make recommendations to the board of directors concerning the salaries and incentive compensation for our officers, including our principal executive officer, and employees and also administers our stock option plan. A copy of our Compensation Committee Charter is located under the “Corporate Governance” tab on our website at www.boxlight.com.

The Compensation Committee held two meetings during 2020.

Nominating and Corporate Governance Committee

The Corporate Governance and Nominating Committee members are Dr. Crew, Mr. Strang and Mr. Amos. All members of the Corporate Governance and Nominating Committee are independent directors. The Corporate Governance and Nominating Committee assists the board in identifying qualified individuals to become board members, in determining the composition of the board and in monitoring board effectiveness. A copy of our Corporate Governance and Nominating Committee Charter is located under the “Corporate Governance” tab on our website at www.boxlight.com.

The Nominating and Corporate Governance Committee held four meetings during 2020.

Material Changes to the Procedures by which Security Holders May Recommend Nominees to the Board

We do not currently have a procedure by which security holders may recommend nominees to the board. Prior to the listing of our common stock on NASDAQ, as a private company with a limited shareholder base, we did not believe that it was important to provide such a procedure. However, as a publicly traded NASDAQ company with the requirement to hold annual shareholder meetings, we will consider implementing such a policy in the future.

Director Qualifications

The board of directors is responsible for overseeing the Company’s business consistent with its fiduciary duty to the stockholders. This significant responsibility requires highly skilled individuals with various qualities, attributes and professional experience. There are general requirements for service on the board that are applicable to directors and there are other skills and experience that should be represented on the board as a whole but not necessarily by each director. The Corporate Governance and Nominating Committee considers the qualifications of director candidates individually and in the broader context of the board’s overall composition and the Company’s current and future needs.

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Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code will be made available on the Corporate Governance section of our website, which is located at www.boxlight.com. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a current report on Form 8-K.

Stockholder Communications

Stockholders can mail communications to the Board of Directors, c/o Secretary, Boxlight Corporation, 1045 Progress Circle, Lawrenceville, Georgia 30043, who will forward the correspondence to each addressee.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the SEC and to provide us with copies of those filings. Based solely on our review of the copies of such forms furnished to us and written representations by our officers and directors regarding their compliance with applicable reporting requirements under Section 16(a) of the Exchange Act, we believe that all Section 16(a) filing requirements for our executive officers, directors and 10% stockholders were met during the year ended December 31, 2020; except for the following:

Name	Late Reports	Transactions Covered	Number of Shares
Mark Starkey	Form 4	Common Stock	12,500
		Restricted Stock Units	12,500
Mark Starkey	Form 3	Restricted Stock Units	200,000
Michael Ross Pope	Form 4/A	Common Stock	10,000
Michael Ross Pope	Form 4/A	Common Stock	10,000
Michael Ross Pope	Form 4	Common Stock	186,484
		Stock Options	400,000
Michael Ross Pope	Form 4	Stock Options	100,000
Roger Wayne Jackson	Form 3	Restricted Stock Units	54,347
Roger Wayne Jackson	Form 4	Common Stock	13,587
Charles P. Amos	Form 3	Restricted Stock Units	54,347
Charles P, Amos	Form 4	Common Stock	13,587
Daniel Leis	Form 4	Stock Options	300,000
Daniel Leis	Form 3	Common Stock	100,000
		Stock Options	16,000
		Stock Options	16,000
Rudolf F. Crew	Form 4	Stock Options	80,000
Dale Strang	Form 4	Stock Options	200,000
Tiffany Kuo	Form 4	Stock Options	200,000
Henry “Hank” Nance	Form 4	Stock Options	400,000
Henry “Hank” Nance	Form 4	Stock Options	100,000
Takesha Brown	Form 4	Stock Options	300,000
James Mark Elliott	Form 4/A	Option	50,000
Harold C Bevis	Form 4	Common Stock	506,355

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Executive Compensation

Summary Compensation Table

The following table sets forth information regarding the total compensation received by, or earned by, our Chief Executive Officer, our President and Chief Operating Officer and our Chief Financial Officer (collectively, the “named executive officers”) during the years ended December 31, 2020 and 2019.

Name & Principal Position	Year	Salary ($)	Bonus Award ($)		Option Award ($)		Total ($)
Michael Pope, Chief Executive Officer (1)	2020	274,111	300,000	(12)	400,601	(5)(6)(8)	974,712
Michael Pope, Chief Executive Officer (1)	2019	295,988	87,500	(13)	111,000	(11)	406,256

James Elliott, Chief Executive Officer (2)	2020	123,369	-		134,213	(6)(7)	257,852
James Elliott, Chief Executive Officer (2)	2019	207,756	87,500	(13)	111,000	(11)	406,256

Mark Starkey, President (3)	2020	71,233	32,942		332,000	(10)	436,175

Henry Nance, Chief Operating Officer	2020	200,850	180,000	(12)	324,143	(6)(8)	704,993
Henry Nance, Chief Operating Officer	2019	207,756	67,500	(13)	111,000	(11)	386,256

Patrick Foley, Chief Financial Officer (4)	2020	62,027	-		332,000	(10)	394,027

Takesha Brown, Chief Financial Officer (4)	2020	169,950	-		176,900	(9)	346,850
Takesha Brown, Chief Financial Officer (4)	2019	175,794	32,500	(13)	-		208,294

(1)	Mr. Pope was appointed to the position of Chief Executive Officer and Chairman on March 20, 2020. He has served as an executive officer since July 15, 2015 and a director since September 18, 2014.

(2)	Mr. Elliott served as our Chief Executive Officer until January 2020, at which time he stepped down to assume a part-time position with the Company while continuing his role as a director. He is now retired as an employee but continues to serve as a director.

(3)	Mr. Starkey was appointed as President of the Company in November 2020.

(4)	Mr. Foley was appointed as Chief Financial Officer in January 2021, replacing Ms. Brown, who resigned from the Company. Ms. Brown’s resignation was for personal reasons and not as the result of disagreements between Ms. Brown and the Company on any matter relating to the Company’s operations, policies or practices.

(5)	On March 20, 2020, the Company granted 186,484 restricted common shares. These shares vested over a one-year period and had an aggregated fair value of approximately $76,000.

(6)	On January 2, 2020, the Company granted 100,000 options with an exercise price of $1.15, a term of five years and vesting over a one-year period. The options had a fair value of approximately $88,000 on the date of grant that was calculated using the Black-Scholes option-pricing method.

(7)	On January 13, 2020, the Company granted 50,000 options with an exercise price of $1.20, a term of five years and vesting over a one-year period. The options had a fair value of approximately $46,000 on the date of grant that was calculated using the Black-Scholes option-pricing method.

(8)	On April 15, 2020, the Company granted 400,000 options with an exercise price of $0.70, a term of five years and vesting over a four-year period. The options had a fair value of approximately $236,000 on the date of grant that was calculated using the Black-Scholes option-pricing method.

(9)	On April 15, 2020, the Company granted 300,000 options with an exercise price of $0.70, a term of five years and vesting over a four-year period. The options had a fair value of approximately $177,000 on the date of grant that was calculated using the Black-Scholes option-pricing method.

(10)	On September 25, 2020, the Company granted 200,000 restricted stock units. These shares vested over a four-year period and had an aggregated fair value of approximately $332,000.

(11)	On January 2, 2019, the Company granted 100,000 options with an exercise price of $1.30, a term of five years and vesting over a one-year period. The options had a fair value of approximately $111,000 on the date of grant that was calculated using the Black-Scholes option-pricing method.

(12)	Bonus was earned in calendar year 2020 and paid in 2021

(13)	Bonus was earned in calendar year 2019 and paid in 2020

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Employment Agreements

We entered into employment agreements with Mr. Elliott, Mr. Nance, Mr. Pope, Mr. Leis, and Ms. Brown, and adopted the Sahara Presentation Limited agreements with Mr. Starkey, Mr. Foley and Mr. Marklew. the terms of which are set forth below.

Michael Pope

On March 20, 2020, the Company entered into an amended and restated employment agreement with Mr. Pope, pursuant to which Mr. Pope was appointed to the position of Chief Executive Officer and Chairman. Under the amended and restated employment agreement, which expires on December 31, 2021, Mr. Pope receives a base salary of $300,000 per year and up to $600,000 in an annual performance bonus in the event he achieves certain performance goals as set by the Board of Directors. He was also granted 184,484 shares of Class A Common Stock of the Company on March 20, 2020 and 875,245 restricted shares of restricted Class A Common Stock on March 20, 2021, which represents 1% of the fully diluted outstanding Class A Common Stock of the Company on the date of grate and will vest in equal installments over 12 months. Under his original employment agreement, Mr. Pope received employee stock options to purchase up to 100,000 shares of common stock (vesting in equal monthly installments over a one-year period, commencing on each January 2, 2018, 2019 and 2020.

Mr. Pope’s agreement contains confidentiality and non-competition and non-solicitation covenants that continue during and for two years following the expiration of his employment agreement; provided, that such restrictive covenants expire immediately if we breach his employment agreement or, in nine months, if we elect to terminate his employment prior to the expiration of the term of the agreement for reasons other than for cause (as defined in the employment agreement).

Henry “Hank” Nance

The Company entered into an employment agreement with Mr. Nance, dated as of November 30, 2017, which expired on December 13, 2020, pursuant to which Mr. Nance shall receive a base salary of $195,000 per year and shall, upon evaluation of his performance and at the discretion of the Company’s chief executive officer, be awarded a cash bonus in the amount of $25,000 on a quarterly basis commencing on the quarter ending December 31, 2017. In addition to (and not in lieu of) the base salary, the Company shall grant Mr. Nance employee stock options to purchase up to 200,000 shares of common stock (vesting in equal monthly installments over a one-year period, commencing on January 31, 2018), and an additional 100,000 stock options on both January 2, 2019 and January 2, 2020, pursuant to the Corporation’s 2014 Stock Incentive Plan.

Mr. Nance’s agreement contains confidentiality and non-competition and non-solicitation covenants that continue during and for two years following the expiration of his employment agreement; provided that such restrictive covenants expire immediately if we breach his employment agreement or, in nine months, if we elect to terminate his employment prior to the expiration of the term of the agreement for reasons other than cause (as defined in the employment agreement).

James Mark Elliott

The Company entered into an amended and restated employment agreement with Mr. Elliott, dated January 13, 2020 pursuant to which Mr. Elliott shall receive a base salary of $120,000 per year and shall, upon evaluation of his performance by the Company’s CEO, be eligible for an annual cash bonus of $50,000. In addition to (and not in lieu of) the Base Salary, the Corporation shall grant to the Mr. Elliott stock options (vesting in equal monthly installments over a one-year period commencing on January 13, 2020 (the “Grant Date”), entitling the Mr. Elliott to purchase shares of Common Stock of the Corporation which shall represent Fifty Thousand (50,000) shares, pursuant to the Corporation’s 2014 Stock Incentive Plan (the “2014 Plan”). The exercise price for each of the stock option grants will be the closing market price on the grant date. Upon termination, the Employee has one year from the termination date to exercise any vested options.

Mr. Elliott’s employment agreement also contains confidentiality and non-competition and non-solicitation covenants that continue during and for two years following the expiration of his employment agreement; provided, that such restrictive covenants expire immediately if we breach his employment agreement or, in nine months, if we elect to terminate him employment prior to the expiration of the term of the agreement for reasons other than for cause (as defined in the employment agreement).

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Takesha Brown

The Company entered into an amended and restated employment agreement with Ms. Brown, dated as of February 21, 2020, pursuant to which Ms. Brown shall receive a base salary of $170,000 per year and shall, upon evaluation of her performance be eligible to participate in the Company’s annual incentive compensation plan.

Ms. Brown’s employment agreement also contains confidentiality and non-competition and non-solicitation covenants that continue during and for two years following the expiration of her employment agreement; provided, that such restrictive covenants expire immediately if we breach her employment agreement or, in nine months, if we elect to terminate her employment prior to the expiration of the term of the agreement for reasons other than for cause (as defined in the employment agreement).

On January 16, 2021, Ms. Brown resigned from her position as the Company’s Chief Financial Officer. Ms. Brown’s resignation was for personal reasons and not as the result of any disagreements between Ms. Brown and the Company concerning any matter relating to the Company’s operations, policies or practices.

Lori Page

Ms. Page, who was employed with the Company from January 17, 2018 until March 13, 2020, did not have an employment agreement with the Company. However, during her tenure her compensation plan included a base salary of $130,000 per year and eligibility for a $5,000 quarterly bonus. In addition to (and not in lieu of) the base salary, the Company was obligated to grant Ms. Page employee stock options to purchase up to 25,000 shares of Class A Common Stock vesting in equal quarterly installments over a four-year period commencing on March 31, 2018.

On March 13, 2020, Ms. Page, the Company’s then Vice President Marketing tendered her resignation. Ms. Page’s resignation was for personal reasons and not as the result of disagreements between Ms. Page and the Company on any matter relating to the Company’s operations, policies or practices.

John Patrick Henry

Mr. Henry, who was employed by the Company from May 15, 2015 until March 2, 2020, did not have an employment agreement with the Company. However, during his tenure his compensation plan included a base salary of $100,000 per year and eligibility for commissions of 0.4% of sales made in certain sales territories. In addition to and not in lieu of the base salary, the Company was obligated to grant Mr. Henry employee stock options to purchase up to 35,000 shares of Class A Common Stock (vesting in equal quarterly installments over a four-year period commencing on March 31, 2018)

On March 2, 2020, Mr. Henry, the Company’s then Vice President Sales tendered his resignation. Mr. Henry’s resignation was for personal reasons and not as the result of any disagreements between Mr. Henry and the Company concerning any matter relating to the Company’s operations, policies or practices.

Daniel Leis

The Company entered into an amended and restated employment agreement with Mr. Leis, dated as of April 1, 2020, pursuant to which Ms. Leis shall receive a base salary of $121,000 per year and an annual commission of up to $129,000 based on the Company’s reported gross profit.

Mr. Leis’s employment agreement also contains confidentiality and non-competition and non-solicitation covenants that continue during and for two years following the expiration of his employment agreement; provided, that such restrictive covenants expire immediately if we breach his employment agreement or, in nine months, if we elect to terminate isr employment prior to the expiration of the term of the agreement for reasons other than for cause (as defined in the employment agreement).

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Outstanding Equity Awards at December 31, 2020

The following table provides information regarding outstanding equity awards held by our named executive officers as of December 31, 2020. All share amounts and exercise prices in the following table reflects stock splits after grant date.

	Option Awards
Name	Grant Dates	Number of Securities Underlying Options (#) Exercisable	Number of Securities Underlying Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Dates
Michael Pope	Jan. 2, 2018, Jan. 2, 2019, Jan. 2, 2020, and April 15, 2020	375,000	325,000	$0.70-5.01	Jan. 2, 2023, Jan. 2, 2024, Jan. 2, 2025, and April 15, 2025

James Mark Elliott	Sept. 18, 2014, Jan. 2, 2018, Jan. 2, 2019, Jan. 2, 2020, and Jan. 13, 2020	677,675	-	$0.13-5.01	Jan. 12, 2022

Mark Starkey	Sept. 25, 2020	-	187,500	$1.66	Sept. 25, 2025

Henry “Hank” Nance	Sept. 18, 2014, Nov. 30, 2017, Jan. 2, 2018, Jan. 2, 2019, Jan. 2, 2020, and April 15, 2020	619,020	325,000	$0.70-7.00	Nov. 30, 2022, Jan. 2, 2023, Jan. 2, 2024, Jan. 2, 2025, and April 15, 2025

Patrick Foley	Sept. 25, 2020	-	187,500	$1.66	Jan. 25, 2025

Takesha Brown	April 4, 2017, Feb. 14, 2018, March 19, 2018, and April 15, 2020	134,375	-	$0.70-5.60	Jan. 15, 2022

Director Compensation

We reimburse all members of our board of directors for their direct out of pocket expenses incurred in attending meetings of our board. This table summarizes the compensation paid to each of our independent directors who served in such capacity during the fiscal year ended December 31, 2020.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Total ($)

Rudolph F. Crew	50,000	56,000	106,000

Dale Strang	-	117,933	117.933

Tiffany Kuo	-	117,933	117,933

Wayne Jackson	-	50,000	50,000

Chuck Amos	-	50,000	50,000

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Director Compensation Arrangements

Rudolph F. Crew

Mr. Crew received an annual fee of $50,000, payable monthly, from March 26, 2016 to March 26, 2021, and a on April 15, 2020 he was provided with a grant for 80,000 common stock options with an exercise price of $0.70 per share that vest ratably over a three-year period.

Dale Strang

Mr. Strang was granted 200,000 shares of Class A Common Stock (vesting in equal monthly installments over a one-year period commencing on April 15, 2020.

Tiffany Kuo

Ms. Kuo was granted 200,000 shares of Class A Common Stock (vesting in equal monthly installments over a one-year period commencing on April 15, 2020.

R. Wayne Jackson

On June 30, 2020, Mr. Jackson entered into a letter agreement with the Company pursuant to which he would receive $50,000 of the Company’s restricted stock units (“RSUs”), which will vest quarterly over a one-year period, pursuant to the company’s 2014 Equity Incentive Plan.

Charles P. Amos

On June 30, 2020, Mr. Amos entered into a letter agreement with the Company pursuant to which he would receive $50,000 of the Company’s RSUs, which will vest quarterly over a one-year period, pursuant to the company’s 2014 Equity Incentive Plan.

Certain Relationships and Related Transactions

On January 31, 2018, the Company entered into a management agreement (the “Management Agreement”) with an entity owned and controlled by our Chief Executive Officer, Michael Pope. The Management Agreement is separate and apart from Mr. Pope’s employment agreement. Under the Management Agreement, which will become effective as of the first day of the same month that Mr. Pope’s employment with the Company terminates and has a term of 13 months, Mr. Pope will provide consulting services to the Company including sourcing and analyzing strategic acquisitions, assisting with financing activities, and other services. As consideration for the services provided, the Company will pay a management fee equal to 0.375% of the consolidated net revenues of the Company, payable in monthly installments, not to exceed $250,000 in any calendar year. At his option, Mr. Pope may defer payment until the end of each year and receive payment in the form of shares of Class A Common Stock of the Company.

On June 21, 2018, the Company issued a warrant to purchase 270,000 Class A Common Stock to an entity wholly owned by Mr. Pope. The warrant has an exercise price is $0.42 per share.

Policies and Procedures for Related Party Transactions

Our Audit Committee Charter provides that our Audit Committee will be responsible for reviewing and approving in advance any related party transaction. Transactions requiring such pre-approval will include, with certain exceptions set forth in Item 404 of Regulation S-K, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL OF

THE NOMINEES TO THE BOARD OF DIRECTORS.

PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors, unless you direct the holder how to vote, by marking your proxy card.

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PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Audit Committee has appointed Dixon Hughes Goodman LLP as the Company’s independent accountants for the fiscal year ended December 31, 2021, subject to ratification by the Company’s stockholders. Representatives of Dixon Hughes Goodman LLP may be present by teleconference at the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement, if they so desire.

In the event the stockholders fail to ratify the selection of Dixon Hughes Goodman LLP, the Audit Committee will reconsider whether or not to retain the firm. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Services and Fees of Independent Accountants

The following table represents fees for professional audit services for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2020 and 2019, rendered by Dixon Hughes Goodman LLP and GBH, CPA’s, respectively.

	Fiscal year ended December 31,
	2020	2019
Audit fees [1]	$345,000	$317,000
Audit-related fees [2]	201,000	14,000
Total fees	$546,000	$331,000

1.	Audit fees consist of fees for professional services rendered by the principal accountant for the audit of the Company’s annual financial statements and review of the financial statements included in the Company’s Form 10-Q and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

2.	Audit-related fees consist primarily of fees for assurance and related services by the accountant that are reasonably related to the performance of the audit or review of the Company’s financial statements.

Audit Committee Pre-Approval Policies

The Audit Committee shall pre-approve any non-audit services proposed to be provided to the Company by the independent auditors.

Audit Committee Pre-Approval of Services

In accordance with the SEC’s auditor independence rules, the Audit Committee has established the following policies and procedures by which it approves in advance any audit or permissible non-audit services to be provided to the Company by its independent auditor.

Prior to the engagement of the independent auditor for any fiscal year’s audit, management submits to the Audit Committee for approval lists of recurring audit, audit-related, tax and other services expected to be provided by the auditor during that fiscal year. The Audit Committee adopts pre-approval schedules describing the recurring services that it has pre-approved, and is informed on a timely basis, and in any event by the next scheduled meeting, of any such services rendered by the independent auditor and the related fees.

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The fees for any services listed in a pre-approval schedule are budgeted, and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year. The Audit Committee will require additional pre-approval if circumstances arise where it becomes necessary to engage the independent auditor for additional services above the amount of fees originally pre-approved. Any audit or non-audit service not listed in a pre-approval schedule must be separately pre-approved by the Audit Committee on a case-by-case basis. Every request to adopt or amend a pre-approval schedule or to provide services that are not listed in a pre-approval schedule must include a statement by the independent auditors as to whether, in their view, the request is consistent with the SEC’s rules on auditor independence.

The Audit Committee will not grant approval for:

●	any services prohibited by applicable law or by any rule or regulation of the SEC or other regulatory body applicable to the Company;

●	provision by the independent auditor to the Company of strategic consulting services of the type typically provided by management consulting firms; or

●	the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the tax treatment of which may not be clear under the Internal Revenue Code and related regulations and which it is reasonable to conclude will be subject to audit procedures during an audit of the Company’s financial statements.

Subject to certain exceptions, tax services proposed to be provided by the auditor to any director, officer or employee of the Company who is in an accounting role or financial reporting oversight role must be approved by the Audit Committee on a case-by-case basis where such services are to be paid for by the Company, and the Audit Committee will be informed of any services to be provided to such individuals that are not to be paid for by the Company.

In determining whether to grant pre-approval of any non-audit services in the “all other” category, the Audit Committee will consider all relevant facts and circumstances, including the following four basic guidelines:

●	whether the service creates a mutual or conflicting interest between the auditor and the Company;

●	whether the service places the auditor in the position of auditing his or her own work;

●	whether the service results in the auditor acting as management or an employee of the Company; and

●	whether the service places the auditor in a position of being an advocate for the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF

THE APPOINTMENT OF THE INDEPENDENT ACCOUNTANTS.

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PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

This proposal gives our stockholders the opportunity to vote to approve, on an advisory, non-binding basis, in accordance with Section 14A of the Exchange Act, the compensation of our Named Executive Officers (or NEOs), as disclosed in this Proxy Statement. At our Annual Meeting of Stockholders held in September 2018 (the “2018 Annual Meeting”), a majority of the votes cast on the say-on-pay proposal were cast “For” the approval of the compensation of our NEOs.

Shareholders are urged to read the “Executive Compensation” section, the compensation tables and the accompanying narrative disclosure set forth in this Proxy Statement. As described in detail in the “Executive Compensation” section, we believe our compensation programs are predominantly performance-based, and are designed to attract, retain and motivate our NEOs, who are critical to our success, and to align their interests with those of our shareholders. We are asking our shareholders to indicate their support for our NEO compensation as described in this Proxy Statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement.

Accordingly, we ask our shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Executive Compensation, compensation tables and narrative discussion is hereby APPROVED.”

This vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board of Directors. However, the Compensation Committee will consider the outcome of the vote when considering future executive compensation arrangements. Abstentions and broker non-votes will have no effect on the vote on this proposal.

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PROPOSAL NO. 4

RATIFICATION OF THE ADOPTION OF THE COMPANY’S 2021 EQUITY INCENTIVE PLAN

Summary and Purpose of the 2021 Equity Incentive Plan

On April 12, 2021, the Company’s Board of Directors voted unanimously to adopt a new equity incentive plan, the Boxlight Corporation 2021 Equity Incentive Plan (the “2021 Incentive Plan”), authorizing a total of 5,000,000 shares of the Company’s Class A Common Stock for issuance under the 2021 Plan. The Board approved the 2021 Incentive Plan to provide the Company with greater flexibility to structure and grant equity and non-equity based awards that will be responsive to the Company’s hiring and retention needs, particularly in light of the Company’s expanded workforce following its most recent acquisitions. Prior to our adoption of the 2021 Plan, we awarded equity incentive grants to our employees under our 2014 Stock Incentive Plan (the “2014 Plan”), which to date has 116,837 shares of our Class A Common Stock available for issuance under the plan. As the 2014 Plan was adopted at a time we were a significantly smaller company, and as our equity compensation needs have evolved, we now desire to adopt the 2021 Incentive Plan for creating a more flexible and modern plan for our employees, non-employee directors and consultants.

Description of the 2021 Incentive Plan

The material features of the 2021 Incentive Plan are described below. The following description of the 2021 Incentive Plan is a summary only and is qualified in its entirety by reference to the complete text of the 2021 Incentive Plan. Shareholders are urged to read the actual text of the 2021 Incentive Plan in its entirety, which is attached to this proxy statement as Appendix A.

Purpose

The 2021 Incentive Plan is designed to secure and retain the services of our employees, directors and consultants, provide incentives for our employees, directors and consultants to exert maximum efforts for the success of our company and subsidiaries, and provide a means by which our employees, directors and consultants may be given an opportunity to benefit from increases in the value of our Common Stock.

Types of Awards

The terms of the 2021 Incentive Plan provide for the grant of incentive stock options, non-statutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, and other stock awards.

Shares Available for Awards

Subject to adjustment for certain changes in our capitalization, the aggregate number of shares of our Class A Common Stock that may be issued under the 2021 Incentive Plan consists of (a) 5,000,000 shares of Class A Common Stock available under the 2021 Incentive Plan and (b) any “Returning Shares” (as set forth below) as such shares are returned to the Company and become available from time to time as a result of lapsed or otherwise unused awards or portions of awards.

“Returning Shares” are those shares that are returned to the Company unexercised, or that fail to vest, or remain unused for any of the following reasons. If an equity incentive award expires or becomes unexercisable without having been exercised in full, or, with respect to Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, is forfeited to or repurchased by the Company, the unpurchased Shares (or for Awards other than Options and Stock Appreciation Rights, the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). Upon exercise of a Stock Appreciation Right settled in Shares, the gross number of Shares covered by the portion of the Award so settled will cease to be available under the Plan. Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if unvested Shares of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares subject to an Award that are transferred to or retained by the Company to pay the tax and/or exercise price of an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan and, for the elimination of doubt, the number of Shares of equal value to such cash payment shall become available for future grant or sale under the Plan.

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Eligibility

All of our (including our subsidiaries’) approximately 189 employees, five non-employee directors as of April 6, 2021, as well as any consultants we may employ from time to time, are eligible to participate in the 2021 Incentive Plan and may receive all types of awards other than incentive stock options.

Administration

The 2021 Incentive Plan will be administered by our Board of Directors, which may in turn delegate authority to administer the 2021 Incentive Plan to a committee or committees. The Board and any committee it may so designated will each be considered a Plan Administrator for purposes of this Proposal No. 4. Subject to the terms of the 2021 Incentive Plan, the Plan Administrator, may determine the recipients, the types of awards to be granted, the number of shares of our Class A Common Stock subject to or the cash value of the awards, and the terms and conditions of awards granted under the 2021 Incentive Plan, including the period of their exercisability and vesting. The Plan Administrator also has the authority to provide for accelerated exercisability and vesting of awards and to make any other determinations necessary or advisable in administering the plan.

Stock Options

Stock options may be granted under the 2021 Incentive Plan pursuant to stock option agreements. The 2021 Incentive Plan permits the grant of stock options that are intended to qualify as incentive stock options, or ISOs, and non-statutory stock options, or NSOs.

The exercise price of a stock option granted under the2021 Incentive Plan may not be less than 100% of the fair market value of the common stock subject to the stock option on the date of grant and, in some cases (see “Limitations on Incentive Stock Options” below), may not be less than 110% of such fair market value.

The term of stock options granted under the 2021 Incentive Plan may not exceed ten years and, in some cases (see “Limitations on Incentive Stock Options” below), may not exceed five years. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s service relationship with us or any of our affiliates (referred to as “continuous service”) terminates (other than for cause and other than upon the participant’s death or disability), the participant may exercise any vested stock options for up to three months following the participant’s termination of continuous service. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s continuous service terminates due to the participant’s disability or death (or the participant dies within a specified period, if any, following termination of continuous service), the participant, or his or her beneficiary, as applicable, may exercise any vested stock options for up to six months following the participant’s termination due to the participant’s disability or for up to six months following the participant’s death. Except as explicitly provided otherwise in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s continuous service is terminated for cause, all unvested stock options held by the participant will terminate upon the participant’s termination of continuous service and the participant will be prohibited from exercising any stock option from and after such termination date. In the absence of a specified time in the award grant agreement, such option shall expire three months after termination. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, the term of a stock option may be extended if the exercise of the stock option following the participant’s termination of continuous service (other than for cause and other than upon the participant’s death or disability) would be prohibited by applicable securities laws or if the sale of any received upon exercise of the stock option following the participant’s termination of continuous service (other than for cause) would violate our insider trading policy. In no event, however, may a stock option be exercised after its original expiration date.

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The Administrator will determine acceptable forms of consideration for exercising a stock option, which consideration, including payment of cash or tendering capital stock of the Company owned by the participant exercising such option.

Limitations on Incentive Stock Options

The aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to ISOs that are exercisable for the first time by a participant during any calendar year under all of our stock plans may not exceed $100,000. The stock options or portions of stock options that exceed this limit or otherwise fail to qualify as ISOs are treated as NSOs. No ISO may be granted to any person who, at the time of grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any affiliate unless the following conditions are satisfied:

(i)	the exercise price of the ISO must be at least 110% of the fair market value of the common stock subject to the ISO on the date of grant; and
(ii)	the term of the ISO must not exceed five years from the date of grant.

Stock Appreciation Rights

Stock appreciation rights may be granted under the 2021 Incentive Plan pursuant to stock appreciation right agreements. Each stock appreciation right is denominated in Class A Common Stock share equivalents. The strike price of each stock appreciation right will be determined by the Plan Administrator but will in no event be less than 100% of the fair market value of the common stock subject to the stock appreciation right on the date of grant. The Plan Administrator may also impose restrictions or conditions upon the vesting of stock appreciation rights that it deems appropriate. The appreciation distribution payable upon exercise of a stock appreciation right may be paid in shares of our Class A Common Stock, in cash, or in a combination of cash and stock. Stock appreciation rights will be subject to the same conditions upon termination of continuous service and restrictions on transfer as stock options issued under the 2021 Incentive Plan.

Restricted Stock Awards

Restricted stock awards may be granted under the 2021 Incentive Plan pursuant to restricted stock award agreements. Shares of our Class A Common Stock acquired under a restricted stock award may be subject to forfeiture to or repurchase by us in accordance with a vesting schedule to be determined by the Plan Administrator. Rights to acquire shares of our Class A Common Stock under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement. A restricted stock award agreement may provide that any dividends paid on restricted stock will be subject to the same vesting conditions as apply to the shares subject to the restricted stock award. Upon a participant’s termination of continuous service for any reason, any shares subject to restricted stock awards held by the participant that have not vested as of such termination date may be forfeited to or repurchased by us.

Restricted Stock Unit Awards

Restricted stock unit awards may be granted under the 2021 Incentive Plan pursuant to restricted stock unit award agreements. A restricted stock unit award may be settled by the delivery of shares of our Class A Common Stock, in cash, in a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the restricted stock unit award agreement. Restricted stock unit awards may be subject to vesting in accordance with a vesting schedule to be determined by the Plan Administrator. Except as otherwise provided in a participant’s restricted stock unit award agreement or other written agreement with us or one of our subsidiaries, restricted stock units that have not vested will be forfeited upon the participant’s termination of continuous service for any reason.

Performance Units and Performance Shares

The 2021 Incentive Plan allows us to grant performance stock awards, consisting of performance units or performance shares (together, a “performance award”). A performance award is a stock award that is payable (including that may be granted, may vest, or may be exercised) contingent upon the attainment of certain pre-determined performance goals during a performance period. A performance stock award may require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the Plan Administrator in its discretion. In addition, to the extent permitted by applicable law and the performance stock award agreement, the Plan Administrator may determine that cash, or a combination of cash and stock, may be used in payment of performance awards.

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In addition, the Plan Administrator retains the discretion to reduce or waive the performance objectives or other vesting provisions that had previously been established for such performance awards. All unearned or unvested performance awards will be forfeited to the Company and will become available for grant under the 2021 Incentive Plan at such date as set forth in the applicable grant agreements.

Changes to Capital Structure

In the event that any dividend or other distribution (whether in the form of cash, stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares of Class A Common Stock or other securities of the Company, or other change in the corporate structure of the Company affecting the stock of the Company occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of shares of stock that may be delivered under the 2021 Incentive Plan and/or the number, class, and price of shares covered by each outstanding Award.

Adjustments for Certain Corporate Transactions

Under the 2021 Incentive Plan, in the event that any dividend or other distribution (whether in the form of cash, stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Class A Common Stock or other securities of the Company, or other change in the corporate structure of the Company affecting the Class A Common Stock occurs, the Plan Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the plan, will adjust the number and class of stock that may be delivered under the 2021 Incentive Plan and/or the number, class, and price of Class A Common Stock covered by each outstanding incentive award.

Change in Control

Under the 2021 Plan, in the event of a merger or change in control of the Company, each outstanding awards will be treated as the Plan Administrator determines, including, without limitation, that each award will be assumed or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation (the “Successor Corporation”). The Plan Administrator will not be required to treat all awards similarly in the transaction.

In the event that the Successor Corporation does not assume or substitute for the awards outstanding under the 2021 Incentive Plan, all outstanding awards will fully vest and the holder shall have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including all such awards which would not otherwise be vested or exercisable, all restrictions on Restricted Stock will lapse, and, with respect to Restricted Stock Units, Performance Shares and Performance Units, all Performance Goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted for in the event of a Change in Control, the Plan Administrator will notify the holder in writing or electronically that the Option or Stock Appreciation Right will be fully vested and exercisable for a period of time determined by the Plan Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

Amendment and Termination of the Plan

The Plan Administrator will have the authority to amend or terminate the 2021 Incentive Plan at any time. However, except as otherwise provided in the 2021 Incentive Plan or an award agreement, no amendment or termination of the 2021 Incentive Plan may materially impair a participant’s rights under his or her outstanding awards without the participant’s consent. We will obtain stockholder approval of any amendment to the 2021 Incentive Plan as required by applicable law and listing requirements. No equity incentive awards may be granted under the 2021 Incentive Plan after the tenth anniversary of the date the 2021 Incentive Plan was adopted by our Board, however any awards previously issued shall continue in effect pursuant to their terms and the terms of the 2021 Incentive Plan.

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U.S. Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to participants and us with respect to participation in the 2021 Incentive Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired under the 2021 Incentive Plan. 2021 Incentive Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness and the satisfaction of our tax reporting obligations.

Nonstatutory Stock Options

Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by us or one of our subsidiaries, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to his or her fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on that date.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

Incentive Stock Options

The 2021 Incentive Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss.

If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.

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We are not allowed a tax deduction with respect to the grant or exercise of an ISO, or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and provided that either the employee includes that amount in income, or we timely satisfy our reporting requirements with respect to that amount.

Restricted Stock Awards

Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock award.

Restricted Stock Unit Awards

Generally, the recipient of a restricted stock unit award structured to comply with the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. To comply with the requirements of Section 409A of the Code, the stock subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the restricted stock unit award otherwise complies with or qualifies for an exception to the requirements of Section 409A of the Code (including delivery upon achievement of a performance goal), in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.

Stock Appreciation Rights

Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

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On April 12, 2021, the Board of Directors approved 2021 Incentive Plan, which authorizes for issuance a total of 5,000,000 shares of our Class A Common Stock for grant to directors, officers, employees and consultants, which amount would represent approximately 9% or our outstanding Class A Common Stock, assuming all 5,000,000 shares were issued and exercised under the 2021 Incentive Plan. The Company views the availability of stock compensation as an increasingly important factor in attracting and retaining talent, especially in light of the unique circumstances and economic pressures which have arisen as a result of the ongoing COVID-19 pandemic.

The 2021 Incentive Plan is attached as Appendix A to this Proxy Statement.

Awards to be Granted to Certain Individuals and Groups

As of the date hereof, the Company cannot determine the benefits or amounts that will be received by or allocated to any individual or group resulting from the approval of the 2021 Incentive Plan. However, below is set forth the shares that have been issued under the Company’s 2014 Incentive Plan, pursuant to which we have authorized for issuance a total of 6,390,438 shares, of which 6,273,601 shares have been issued pursuant to equity incentive awards.

Equity Compensation Plan Information

The following table provides information as of March 31, 2021 about our equity compensation plans and arrangements.

Plan category	Number of securities to be issued upon exercise of outstanding options, restricted stock, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	5,355,082	$2.41	116,837
Equity compensation plans not approved by security holders (1)	2,749,720	$0.42	-
Total	8,104,802		116,837

(1)	Includes 2,725,400 equity incentive grants issued to Sahara employees in conjunction with the Company’s acquisition of Sahara Presentation Systems.

A vote of a majority of shares present in person or by proxy at our 2021 Annual Meeting and entitled to vote is required to approve Proposal No. 4. Abstentions and broker non-votes will have no effect on the vote on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE

ADOPTION OF THE COMPANY’S 2021 EQUITY INCENTIVE PLAN.

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PROPOSAL NO. 5

RATIFICATION OF (a) THE ACQUISITION OF SAHARA HOLDINGS LTD. AND THE APPROVAL OF THE POTENTIAL ISSUANCE ABOVE 20% OF THE COMPANY’S CLASS A COMMON STOCK AS CONSIDERATION FOR THE ACQUISITOIN AND (b) THE REDEMPTION OF THE SERIES B PREFERRED STOCK AND THE CONVERSION OF THE SERIES C PREFERRED STOCK INTO CLASS A COMMON STOCK (THE “NASDAQ PROPOSAL”).

Summary and Purposes of Ratification of Acquisition and Approving Stock Issuance Above 20%

On September 24, 2020, Boxlight Corporation completed the acquisition of Sahara Holdings Ltd., a U.K. company, its operating subsidiary, Sahara Presentation Systems Ltd. and its subsidiaries (together the “Sahara Group”). The Sahara Group is a leader in distributed audio-visual products and a manufacturer of multi-award winning touch screens and digital signage products for the educational market, including the globally renowned Clevertouch and Sedao brands. The Sahara Group is based in England and has subsidiaries in Finland, Norway, Germany and the US. The Company acquired the Sahara Group in exchange for the payment of £52,000,000 in cash and the issuance of 1,586,620 shares of Series B convertible redeemable preferred stock (the “Series B Preferred Stock”) and 1,320,850 shares of Series C convertible preferred stock (the “Series C Preferred Stock”). The Series B Preferred Stock and the Series C Preferred Stock may potentially be converted into the equivalent of approximately 30% of our presently outstanding Class A Common Stock.

Pursuant to Nasdaq Listing Rule 5635(a), a Nasdaq-listed company must seek stockholder approval where it issues securities as consideration for the acquisition of the stock or assets of another company and the common stock has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of the stock or securities convertible into common stock.

The Board of Directors has previously approved the terms of the Sahara Group acquisition, including the terms and conditions and the issuance of the Series B Preferred Stock and the Series C Preferred Stock, which could require the issuance of more than 20% of the Company’s Class A Common Stock to the former Sahara shareholders in the event of that both the Series B Preferred Stock and the Series C Preferred Stock are converted into Class A Common Stock. In the event the Company chooses to redeem the Series B Preferred Stock for cash, the total Class A Common Stock issued upon conversion will be less than 20%.

Pursuant to Nasdaq Rule 5635(a), Nasdaq listed companies are required to obtain shareholder approval prior to the issuance of securities in connection with the acquisition of the stock or assets of another company if where, due to the present or potential issuance of common stock or securities convertible into or exercisable for common stock, other than a public offering for cash: (A) the common stock has or will have upon issuance voting power equal to or in excess of 20% of the voting power outstanding before the issuance of stock or securities convertible into or exercisable for common stock; or (B) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities. As the conversion of both the Series B Preferred Stock and the Series C Preferred Stock together would account for more than 20% of the Company’s outstanding Class A Common Stock, we are required to obtain stockholder approval prior to the conversion of the Series B Preferred Stock and Series C Preferred Stock.

On March 24, 2021 we entered into a share redemption and conversion agreement (the “Redemption and Conversion Agreement”) with certain of the former shareholders of Sahara Holdings who together own approximately 96% of our Series B Preferred Stock and Series C Preferred Stock. Under the terms of the Redemption and Conversion Agreement, we agreed to redeem and purchase from such preferred stockholders on or before June 30, 2021 all of the shares of Series B preferred stock for £11.5 million (or approximately $15.9 million) being the stated or liquidation value of the Series B preferred stock plus (b) accrued dividends from January 1, 2021 to the date of purchase. In addition, the holders of 96% of the Series C Preferred Stock agreed to simultaneously convert their shares of Series C Preferred Stock into 7,600,000 shares of our Class A Common Stock (or approximately 13.4% of Class A Common Stock presently outstanding) at a conversion price of $1.66 per share. Such agreement to convert the Series C Preferred Stock is conditioned on our redemption of the Series B Preferred Stock. Our ability to pay the redemption price for the Series B Preferred Stock is subject to our obtaining additional debt or equity financing. In the event for any reason, we do not complete the conversion and redemption by June 30, 2021, and the former Sahara Holdings shareholders do not agree to an extension, the Redemption and Conversion Agreement will terminate without liability by any party.

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As such, by this Proposal No. 5, we are now seeking stockholder ratification and approval of the acquisition of 100% of the share capital of Sahara Holdings Ltd., which shall include, without limitation, (a) approval of the potential issuance upon conversion of shares of Series B Preferred Stock and Series C Preferred Stock in partial consideration for the acquisition that my result in excess of 20% of the Company’s Class A Common Stock, and (b) the ratification of the redemption of the Series B preferred stock and the conversion of the Series C preferred stock into Class A common stock pursuant to the Redemption and Conversion Agreement.

Summary of the Sahara Presentations Acquisition

Sahara Presentations consists of a holding company, Sahara Holdings Limited, its operating subsidiary, Sahara Presentation Systems Ltd., and its related subsidiaries. Sahara Presentations is based in England and has subsidiaries in Finland, Norway, Germany and the US. Our acquisition of the Sahara Group has substantially improved our scope of offerings, as well as the reach of our products. While prior to the acquisition, our business had mainly focused on the U.S. market, following the acquisition we now have a substantial presence in the U.K and Europe, have increased our total assets from $20,469,000 for the year ended December 31, 2019 to $139,953,000 for the year ended December 31, 2020 and have seen an increase in revenues, as set forth in more detail in our Annual Report on Form 10-K.

In addition to the issuance of the above referenced Series B Preferred Stock and Series C Preferred Stock, we paid for the cash costs of the acquisition through the sale of some $27,700,000 in our Class A Common Stock through registered offerings and through the issuance of a $22,000,000 note to Lind Global Asset Management in exchange for the receipt of $20,000,000 in cash, which note was sold through a shelf takedown of our effective registration statement on Form S-3. As we integrate the Sahara Group into our business and operations, we anticipate that we will experience a substantial increase in our consolidated revenues and achieve profitability. For its fiscal year ended December 31, 2019 the Sahara Group had consolidated revenues and net income of £78,940,158 and £6,524,059, respectively. For the year ended December 31, 2020 the unaudited revenues and net profits of the Sahara Group were £72,179,475 and £7,007,977, respectively.

Summary of the Series B and Series C Preferred Stock

The Series B Preferred Stock has a stated and liquidation value of $10.00 per share and pays a dividend out of the earnings and profits of the Company at the rate of 8% per annum, payable quarterly. The Series B Preferred Stock is convertible into the Company’s Class A Common Stock at a “Conversion Price” of $1.66 per share, which was the closing price of BOXL’s Class A Common Stock on the Nasdaq stock market on September 25, 2020 (the “Conversion Price”), either (i) at the option of the holder at any time after January 1, 2024 or (ii) automatically upon the Company’s Class A Common Stock trading at 200% of the Conversion Price for 20 consecutive trading days (based on a volume weighted average price). The Series C Preferred Stock has a stated and liquidation value of $10.00 per share and is convertible into the Company’s Class A Common Stock at the Conversion Price either (i) at the option of the holder at any time after January 1, 2026 or (ii) automatically upon the Company’s Class A Common Stock trading at 200% of the Conversion Price for 20 consecutive trading days (based on a volume weighted average price). In the event the Series B Preferred Stock is converted into Class A Common Stock, and not redeemed by the Company, a total of 9,557,952 shares of Class A Common Stock (or approximately 16.8% of Class A Common Stock outstanding) would be issuable as the Series B conversion shares.

Potential Adverse Effects

If this proposal is approved by the shareholders, a minimum of 7,600,000 shares, or approximately 13.3%, will be issued in the event the Series B Preferred Stock is redeemed. If we are unable to redeem the Series B Preferred Stock and both the Series B Preferred Stock and the Series C Preferred Stock are converted into Class A Common Stock, a maximum of 17,157,952 shares of Class A Common Stock, or approximately 30.2% of the shares presently outstanding, will be issued to the former Sahara Holdings shareholders. Such percentage calculations are based upon the total shares of the Company’s Class A Common Stock outstanding as of April 1, 2021. In addition, even if we redeem the Series B Preferred Stock, in order to finance such redemption, we may be required to issue a significant number of additional shares of Class A Common Stock or issue notes convertible into an additional number of additional shares of Class A Common Stock which, in either case, would dilute the equity of existing common stockholders.

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Effect on Current Stockholders if this Action is Not Approved

If our shareholders do not approve this Proposal No. 5, then we will be required to redeem the Series B Preferred Stock and will only be able to convert the Series C Preferred Stock, thus limiting our options for the method of satisfying the Company’s outstanding obligations to the former Sahara shareholders. In such case, we would be required to seek to make such payments in cash, which would require us to locate new lenders or sell additional equity, which could be difficult under current market circumstances. We are not seeking prior stockholder approval to authorize an offering of Class A Common Stock or the entry into or the closing of the acquisition of Sahara Holdings, or the execution of the related transaction documents, as we have already entered into and closed the transactions and executed the related transaction documents, which are binding obligations on us. The failure of our shareholders to approve this Proposal No. 5 will not negate the existing terms of such transaction documents or any other documents relating to the offering of common stock or the acquisition, but merely limit the method by which we must satisfy our obligations under the transaction documents.

Vote Required

Approval of this Proposal No. 5 (otherwise referred to as the Nasdaq Marketplace Rule Proposal) requires the affirmative vote of the holders of a majority of the shares of our common stock casting votes in person or by proxy on this proposal at the Annual Meeting. Abstentions and broker non-votes will have no effect on the vote on this proposal.

A vote of a majority of shares present in person or by proxy at such meeting and entitled to vote is required to approve Proposal No. 5. Abstentions and broker non-votes will have no effect on the vote on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE

NASDAQ PROPOSAL.

PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares to amend the Plan, unless you direct the holder how to vote, by marking your proxy card, or by following the instructions on the proxy card to vote on the Internet.

OTHER INFORMATION

Stockholders’ Proposals for the 2022 Annual Meeting

A stockholder of record may present a proposal for action at the 20212Annual Meeting provided that we receive the proposal at our executive office no later than May 7, 2022. The proponent may submit a maximum of one (1) proposal of not more than five hundred (500) words for inclusion in our proxy materials for a meeting of security holders. At the 2021 Annual Meeting, management proxies will have discretionary authority, under Rule 14a-4 of the Securities Exchange Act of 1934, to vote on stockholder proposals that are not submitted for inclusion in our proxy statement unless received by us before May 7, 2022.

Other Business

The Board of Directors knows of no business other than that set forth above to be transacted at the meeting, but if other matters requiring a vote of the stockholders arise, the persons designated as proxies will vote the shares of Common Stock represented by the proxies in accordance with their judgment on such matters. If a stockholder specifies a different choice on the proxy, his or her shares of Common Stock will be voted in accordance with the specification so made.

Where You Can Find More Information

We file annual and quarterly reports, proxy statements and other information with the SEC. Stockholders may read and copy any reports, statements or other information that we file at the SEC’s public reference rooms in Washington, D.C., New York, New York, and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information about the public reference rooms. Our public filings are also available from commercial document retrieval services and at the Internet Web site maintained by the SEC at www.sec.gov. The Company’s Annual Report on Form 10-K is available on our website at www.boxlightcorp.com.

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STOCKHOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE THEIR SHARES AT THE ANNUAL MEETING. NO ONE HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED JULY 13, 2020. STOCKHOLDERS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, UNLESS OTHERWISE DISCLOSED.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WE URGE YOU TO FILL IN, SIGN AND RETURN THE FORM OF PROXY IN THE PREPAID ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

By Order of the Board of Directors,

/s/ Michael Pope
Name:	Michael Pope
Title:	Chief Executive Officer

April 27, 2021

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Appendix A

BOXLIGHT CORPORATION

2021 EQUITY INCENTIVE PLAN

Purposes of the Plan. The purposes of this Plan are:

●	to attract and retain the best available personnel for positions of substantial responsibility,

●	to provide incentives to individuals who perform services for the Company, and

●	to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and other stock or cash awards as the Administrator may determine.

Definitions. As used herein, the following definitions will apply:

“Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 hereof.

“Affiliate” means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

“Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plans.

“Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and other stock or cash awards as the Administrator may determine.

“Award Agreement” means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Change in Control” means the occurrence of any of the following events after the Effective Date:

A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of stock in the Company that, together with the stock already held by such Person, constitutes more than 50% of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection (i), the acquisition of additional stock by any Person who is considered to own more than 50% of the total voting power of the stock of the Company before the acquisition will not be considered a Change in Control; or

The individuals who constitute the members of the Board cease, by reason of a financing, merger, combination, acquisition, takeover or other non-ordinary course transaction affecting the Company, to constitute at least fifty-one percent (51%) of the members of the Board; or

The consummation of any of the following events: (A) a change in the ownership of a substantial portion of the Company’s assets, which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such Person) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions, or (B) a merger, consolidation or reorganization involving the Company, where either or both of the events described in clauses (i) or (ii) above would be the result. For purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets or a Change in Control: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least 50% of the total equity or voting power of which is owned, directly or indirectly, by a Person described in subsection (iii)(B)(3) above. For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Section 2(g), persons will be considered to be acting as a group if they are owners of a corporation or other entity that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

“Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

“Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof.

“Common Stock” means the Class A common stock, par value $0.0001 per share, of the Company.

“Company” means Boxlight Corporation, a Nevada corporation, or any successor thereto.

“Consultant” means any person, including an advisor, other than an Employee engaged by the Company or a Parent, Subsidiary or Affiliate to render services to such entity.

“Director” means a member of the Board.

“Disability” means permanent and total disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

“Effective Date” shall have the meaning set forth in Section 17 hereof.

“Employee” means any person, including Officers and Directors, other than a Consultant employed by the Company or any Parent, Subsidiary or Affiliate of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have lower exercise prices and different terms), Awards of a different type, and/or cash, and/or (ii) the exercise price of an outstanding Award is reduced. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

“Fair Market Value” means, as of any date, the value of the Common Stock as the Administrator may determine in good faith, by reference to the closing price of such stock on any established stock exchange or on a national market system on the day of determination, if the Common Stock is so listed on any established stock exchange or on a national market system. If the Common Stock is not listed on any established stock exchange or on a national market system, the value of the Common Stock will be determined as the Administrator may determine in good faith using (i) a valuation methodology set forth in Treasury Regulation 1.409A-1(b)(5)(iv)(B) or (ii) with respect to valuations applicable to Awards that are not subject to Code Section 409A, such other valuation methods as the Administrator may select.

“Fiscal Year” means the fiscal year of the Company.

“Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

“Nonstatutory Stock Option” means an Option that by its terms does not qualify or expressly provides that it is not intended to qualify as an Incentive Stock Option.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means a stock option granted pursuant to Section 6 hereof.

“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

“Participant” means the holder of an outstanding Award.

“Performance Goals” will have the meaning set forth in Section 11 hereof.

“Performance Period” means any Fiscal Year of the Company or such other period as determined by the Administrator in its sole discretion.

“Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine pursuant to Section 10 hereof.

“Performance Unit” means an Award which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10 hereof.

“Period of Restriction” means the period during which transfers of Shares of Restricted Stock are subject to restrictions and, therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events specified in the applicable Award, as interpreted and construed by the Administrator.

“Plan” means this Boxlight Corporation 2021 Equity Incentive Plan.

“Restricted Stock” means Shares issued pursuant to an Award of Restricted Stock under Section 8 hereof, or issued pursuant to the early exercise of an Option.

“Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 9 hereof. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

“Section 16(b)” means Section 16(b) of the Exchange Act.

“Service Provider” means an Employee, Director or Consultant.

“Share” means a share of the Common Stock, as adjusted in accordance with Section 14 hereof.

“Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 7 is designated as a Stock Appreciation Right.

“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

Stock Subject to the Plan.

Subject to the provisions of Section 14 hereof, the maximum aggregate number of Shares that may be awarded and sold under the Plan is FI VE MILLION (5,000,000) Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, is forfeited to or repurchased by the Company, the unpurchased Shares (or for Awards other than Options and Stock Appreciation Rights, the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). Upon exercise of a Stock Appreciation Right settled in Shares, the gross number of Shares covered by the portion of the Award so settled will cease to be available under the Plan. Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if unvested Shares of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares subject to an Award that are transferred to or retained by the Company to pay the tax and/or exercise price of an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan and, for the elimination of doubt, the number of Shares of equal value to such cash payment shall become available for future grant or sale under the Plan. Notwithstanding the foregoing provisions of this Section 3(b), subject to adjustment provided in Section 14 hereof, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a) above, plus, to the extent allowable under Section 422 of the Code, any Shares that become available for issuance under the Plan under this Section 3(b).

Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

Administration of the Plan.

Procedure.

Multiple Administrative Bodies. Different Committees may be established with respect to different groups of Service Providers; in that event, the Committee established with respect to a group of Service Providers shall administer the Plan with respect to Awards granted to members of such group.

Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

to determine Fair Market Value;

to select the Service Providers to whom Awards may be granted hereunder;

to determine the terms and condition, not inconsistent with the terms of the Plan, of any Award granted hereunder;

to institute an Exchange Program and to determine the terms and conditions, not inconsistent with the terms of the Plan, for (1) the surrender or cancellation of outstanding Awards in exchange for Awards of the same type, Awards of a different type, and/or cash, or (2) the reduction of the exercise price of outstanding Awards;

to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

to modify or amend each Award (subject to Section 19(c) hereof);

to authorize any person to execute on behalf of the Company any instrument required to reflect or implement the grant of an Award previously granted by the Administrator;

to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award pursuant to such procedures as the Administrator may determine consistent with the requirements for compliance with or exemption from the provisions of Code Section 409A; and

to make all other determinations deemed necessary or advisable for administering the Plan.

Effect of Administrator’s Decision. The Administrator’s decisions, determinations, and interpretations will be final and binding on all Participants and any other holders of Awards.

Eligibility. Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units, Performance Shares, and such other cash or stock awards as the Administrator determines may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

Stock Options.

Limitations.

Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000 (U.S.), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

Subject to the limits set forth in Section 3, the Administrator will have complete discretion to determine the number of Shares subject to an Option granted to any Participant.

Term of Option. The Administrator will determine the term of each Option in its sole discretion; provided, however, that the term will be no more than ten (10) years from the date of grant thereof in the case of Incentive Stock Options. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

Option Exercise Price and Consideration.

Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, but will be no less than 100% of the Fair Market Value per Share on the date of grant. In addition, in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing provisions of this Section 6(c), Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to the issuance or assumption of an Option in a transaction to which Section 424(a) of the Code applies in a manner consistent with said Section 424(a).

Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

Form of Consideration. The Administrator will determine the acceptable form(s) of consideration for exercising an Option, including the method of payment, to the extent permitted by Applicable Laws including but not limited to tendering capital stock of the Company owned by a Participant, duly endorsed for transfer to the Company.

Exercise of Option.

Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Administrator specifies from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with any applicable withholding taxes). No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 hereof.

Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by Award Agreement or by operation of this Section 6(d)(3), the Option will terminate, and the Shares covered by such Option will revert to the Plan.

Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of cessation (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for six (6) months following the date the Participant ceases to be a Service Provider. Unless otherwise provided by the Administrator, if on the date of cessation the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after cessation the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for six (6) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will continue to vest in accordance with the Award Agreement. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

Stock Appreciation Rights.

Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

Number of Shares. The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Participant.

Exercise Price and Other Terms. The Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan; provided, however, that the exercise price will be not less than 100% of the Fair Market Value of a Share on the date of grant.

Stock Appreciation Rights Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the number of Shares with respect to which the Award is granted, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement; provided, however, that the term will be no more than ten (10) years from the date of grant thereof. Notwithstanding the foregoing, the rules of Section 6(d) above also will apply to Stock Appreciation Rights.

Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

The difference between the Fair Market Value of a Share on the date of exercise over the “stock appreciation right exercise price,” as defined under Treasury Regulation Section 1.409A-1(b)(i)(B)(2), i.e., the Fair Market Value of a Share on the date of grant of the Stock Appreciation Right; times

The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

Restricted Stock.

Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

Transferability. Except as provided in this Section 8, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until such Shares become non-forfeitable at the end of the applicable Period of Restriction.

Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise in a manner not prohibited by the Award Agreement.

Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and provisions for forfeiture as the Shares of Restricted Stock with respect to which they were paid.

Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

Restricted Stock Units.

Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. Each Restricted Stock Unit grant will be evidenced by an Award Agreement that will specify such other terms and conditions as the Administrator, in its sole discretion, will determine in accordance with the terms and conditions of the Plan, including all terms, conditions, and restrictions related to the grant, the number of Restricted Stock Units and the form of payout, which, subject to Section 9(d) hereof, may be left to the discretion of the Administrator.

Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. After the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any restrictions for such Restricted Stock Units. Each Award of Restricted Stock Units will be evidenced by an Award Agreement that will specify the vesting criteria, and such other terms and conditions as the Administrator, in its sole discretion will determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed, subject to the prohibition on acceleration of the timing of distribution of deferred compensation subject to Section 409A of the Code, to the extent applicable to the Award.

Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as specified in the Award Agreement.

Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) set forth in the Award Agreement, which shall satisfy the requirements of Section 409A of the Code, to the extent applicable to such Award. The Administrator, in its sole discretion, may pay earned Restricted Stock Units in cash, Shares, or a combination thereof. Shares represented by Restricted Stock Units that are fully paid in cash again will be available for grant under the Plan.

Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

Performance Units and Performance Shares.

Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units/Shares granted to each Participant.

Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion. Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period or, if earlier, after the date on which a Participant’s interest in such Performance Units/Shares is no longer subject to a substantial risk of forfeiture, provided however, that in no event shall such payment be made after the later to occur of (i) December 31 of the year in which such risk of forfeiture lapses or (ii) two and one-half months after such risk of forfeiture lapses. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

Leaves of Absence. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company, or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months and one day following the commencement of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award may only be transferred (i) by will, (ii) by the laws of descent and distribution, (iii) to a revocable trust, or (iv) as permitted by Rule 701 of the Securities Act of 1933, as amended.

Adjustments; Dissolution or Liquidation; Merger or Change in Control.

Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, and the numerical Share limits set forth in Sections 3, 6, 7, 8, 9 and 10 hereof.

Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, any corporate separation or division, including, but not limited to, a split-up, a split-off or a spin-off; a reverse merger in which the Company is the surviving entity, but the shares of Company stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or the transfer of more than fifty percent (50%) of the then outstanding voting stock of the Company to another person or entity. the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Company, to the extent permitted by applicable law but otherwise in its sole discretion may provide for: (i) the continuation Awards by the Company (if the Company is surviving entity or its parent; (ii) the assumption of the Plan and such outstanding Awards by the surviving entity or its parent; (iii) the substitution by the surviving entity or its parent of rights with substantially the same terms for such outstanding Awards; or (iv) the cancellation of such outstanding Rights without payment of any consideration provided that in the case of this clause (iv), the Administrator will provide notice of its intention to cancel Award and offer a reasonable opportunity to exercise vested Awards.

Change in Control. In the event of a merger or Change in Control, each outstanding Award will be treated as the Administrator determines, including, without limitation, that each Award will be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation (the “Successor Corporation”). The Administrator will not be required to treat all Awards similarly in the transaction.

In the event that the Successor Corporation does not assume or substitute for the Award, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock will lapse, and, with respect to Restricted Stock Units, Performance Shares and Performance Units, all Performance Goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted for in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be fully vested and exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

For the purposes of this subsection (c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or, in the case of a Stock Appreciation Right upon the exercise of which the Administrator determines to settle in cash or a Performance Share or Performance Unit which the Administrator can determine to settle in cash, the fair market value of the consideration received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the Successor Corporation, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Performance Share or Performance Unit, for each Share subject to such Award (or in the case of Performance Units, the number of implied shares determined by dividing the value of the Performance Units by the per share consideration received by holders of Common Stock in the Change in Control), to be solely common stock of the Successor Corporation equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

Notwithstanding anything in this Section 13(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more Performance Goals will not be considered assumed if the Company or its successor modifies any of such Performance Goals without the Participant’s consent; provided, however, a modification to such Performance Goals only to reflect the Successor Corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

Tax Withholding

Withholding Requirements. At any time prior to or following the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the minimum amount required to be withheld, (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld, or (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

Term of Plan. Subject to Section 21 hereof, the Plan will become effective upon its adoption by the Board (the “Effective Date”). It will continue in effect for a term of ten (10) years unless terminated earlier under Section 18 hereof; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of this Plan shall continue to apply to such Awards.

Amendment and Termination of the Plan.

Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate the Plan.

Stockholder Approval. Subject to Section 21, the Company will obtain stockholder approval of the Plan and any Plan amendment to the extent necessary or desirable to comply with Applicable Laws.

Effect of Amendment or Termination. No amendment, alteration, suspension, or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

Conditions Upon Issuance of Shares.

Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

Restrictive Legends. All Award Agreements and all securities of the Company issued pursuant thereto shall bear such legends regarding restrictions on transfer and such other legends as the appropriate officer of the Company shall determine to be necessary or advisable to comply with applicable securities and other laws.

Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws, including without limitation Section 422 of the Code. In the event that stockholder approval is not obtained within twelve (12) months after the date the Plan is adopted by the Board, all Incentive Stock Options granted hereunder shall be void ab initio and of no effect. Notwithstanding any other provisions of the Plan, no Awards shall be exercisable until the date of such stockholder approval.

Notification of Election Under Section 83 of the Code. If any Service Provider shall, in connection with the acquisition of Shares under the Plan, make an election permitted under either Section 83(b) or Section 83(i) of the Code, such Service Provider shall notify the Company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service and provide the Company with a copy thereof, in addition to any filing and a notification required pursuant to regulations issued under the authority of Sections 83(b) or 83(i) of the Code, as applicable. A Service Provider shall not be permitted to make a Section 83(b) election with respect to an Award of a Restricted Stock Unit.

Notification Upon Disqualifying Disposition Under Section 421(b) of the Code. Each Service Provider shall notify the Company of any disposition of Shares issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within ten (10) days of such disposition.

409A Timing Rule for Specified Employees. If at the time of a Service Provider’s separation from service, such individual is considered a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, and if any payment that such Service Provider becomes entitled to under the Plan or any Award is deemed payable on account of such individual’s separation from service, then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the individual’s separation from service, or (ii) the individual’s death.

Governing Law. The law of the State of Nevada shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules, subject to the Company’s intention that the Plan satisfy the requirements of jurisdictions outside of the United States of America with respect to Awards subject to such jurisdictions.

General Provisions.

No Rights as Stockholder. Except as specifically provided in this plan, a Participant or a transferee of an Award shall have no rights as a stockholder with respect to any shares covered by the Award until the date of the issuance of such shares to the Participant, and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Stock is issued.

Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

Disqualifying Dispositions. Any participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of an Incentive Stock Option within two (2) years from the date of grant of such Incentive Stock Option or within (1) year after the issuance of the shares of Stock acquired upon exercise of such Incentive Stock Option shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Stock.

Regulatory Matters Each Stock Option Agreement and Stock Purchase Agreement shall provide that no shares shall be purchased or sold thereunder unless and until (i) any then applicable requirements of state or federal laws and regulatory agencies shall have been fully compiled with to the satisfaction of the Company and its counsel and (ii) if required to do so by the Company, the Optionee or Offeree shall have executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Board or Committee may require.

Delivery. Upon exercise of an Award granted under this Plan, the Company shall issue Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory obligations the Company may otherwise have, for purposes of this Plan, thirty days shall be considered a reasonable period of time.

Other Provisions. The Stock Option Agreements and Stock Purchase Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Rights, as the Administrator may deem advisable.

Section 409A. Awards under the Plan are intended either to be exempt from the rules of Section 409A of the Code or to satisfy those rules, and the Plan and such awards shall be construed accordingly. Granted rights may be modified at any time, in the Administrator’s direction, so as to increase the likelihood of exemption from or compliance with the rules of Section 409A of the Code.

Your **Vote** Counts!

BOXLIGHT CORPORATION

2021 Annual Meeting

Vote by June 10, 2021

11:59 PM ET

BOXLIGHT CORPORATION
1045 PROGRESS CIRCLE
LAWRENCEVILLE, GA 30043

You invested in BOXLIGHT CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 11, 2021.**

Get informed before you vote

View the Notice & Proxy Statement, Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 28, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

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Vote in Person at the Meeting*

June 11, 2021
11:00 AM EDT

1045 Progress Circle
Lawrenceville, GA 30043

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

	Voting Items	Board Recommends
1.	Election of Directors **Nominees:** 01) Michael Pope; 02) Tiffany Kuo; 03) Rudolph F. Crew; 04) James Mark Elliott; 05) Dale Strang; 06) Charles P. Amos; 07) R. Wayne Jackson	**For**
2.	To ratify the appointment of Dixon Hughes Goodman LLP as the Company's independent public accountants for the fiscal year ending December 31, 2021.	**For**
3.	To approve the adoption of the Company's 2021 Equity Incentive Plan and to authorize 5,000,000 shares of Class A Common Stock for issuance under the Plan.	**For**
4.	To approve (on an advisory basis) the Company's executive compensation.	**For**
5.	To ratify and approve the acquisition of 100% of the share capital of Sahara Holdings Ltd., which shall include, without limitation, (a) approval of the potential issuance upon conversion of shares of Preferred Stock in partial consideration for the acquisition that may result in the issuance of in excess of 20% of the Company's Class A Common Stock, and (b) the ratification of the redemption of the Series B Preferred Stock and the conversion of the Series C Preferred Stock into Class A Common Stock.	**For**

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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BOXLIGHT CORPORATION
1045 PROGRESS CIRCLE
LAWRENCEVILLE, GA 30043

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 10, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 10, 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01) Michael Pope
02) Tiffany Kuo
03) Rudolph F. Crew
04) James Mark Elliott
05) Dale Strang
06) Charles P. Amos
07) R. Wayne Jackson

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000512714_1 R1.0.0.177

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE 2021 ANNUAL MEETING OF STOCKHOLDERS OF
BOXLIGHT CORPORATION
June 11, 2021 AT 11:00 AM ET

The stockholders hereby appoint Michael Pope, with full power of substitution, who is authorized to vote as specified on the reverse side or, with respect to any matter not set forth on the reverse side, as a majority of those or their substitutes present and acting at the meeting shall determine, all of the shares of Class A Common Stock of Boxlight Corporation that the undersigned would be entitled to vote, if personally present, at the 2021 Annual Meeting of Stockholders and any adjournment thereof.

Unless otherwise specified, this proxy will be voted FOR Proposals 1, 2, 3, 4 and 5. The Board of Directors recommends a vote FOR Proposals 1, 2, 3, 4 and 5.

0000512714_2 R1.0.0.177

Continued and to be signed on reverse side